Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

Note 4. Income Taxes

For the three months ended March 31, 2025 and 2024, the Company estimated its annual effective tax rate and applied this effective tax rate to its year-to-date pretax income at the end of the interim reporting period. The tax effect of unusual or infrequently occurring items, including the effects of changes in tax laws or rates and changes in judgment about the realizability of deferred tax assets, are reported in the interim period in which they occur. For the three months ended March 31, 2025, the Company had income tax benefit of $6.0 million. For the three months ended March 31, 2024, the Company had income tax expense of $19.1 million.

The $6.0 million income tax benefit for the three months ended March 31, 2025 and the $19.1 million income tax expense for the three months ended March 31, 2024, includes a benefit related to depletion and Internal Revenue Code ("IRC") Section 250 Deduction: Foreign-Derived Intangible Income ("FDII"). The Tax Cuts and Jobs Act ("TCJA") was enacted on December 22, 2017 and enacted IRC Section 250 Deduction: FDII, which provides for, among other things, a deduction of 37.5% with respect to foreign-derived intangible income, which reduces the statutory tax rate from 21% to 13.125%. Beginning in 2026, the deduction is reduced from 37.5% to 21.875% of foreign-derived intangible income.

Note 7—Income Taxes

Income tax expense consisted of the following (in thousands):

	For the year ended December 31,
	2024	2023	2022
Current
Federal	$41,112	$19,914	$—
State	3	5	—
	41,115	19,919	—
Deferred
Federal	(10,696)	51,153	143,897
State	2,644	1,718	(2,091)
	(8,052)	52,871	141,806
Total	$33,063	$72,790	$141,806

For the year ended December 31, 2024, the Company recognized income tax expense of $33.1 million or an effective tax rate of 11.7%. The Company's federal income tax payments were $26.5 million and $27.0 million in 2024 and 2023, respectively, and there were no federal income tax payments in 2022. There were no state income tax payments for any periods presented. As of December 31, 2024, the Company has a current income tax payable of $7.6 million, which is included in other current liabilities in the Balance Sheets. As of December 31, 2023, the company had a current income tax receivable of $7.8 million.

Total income tax expense differs from the expected tax expense (computed by multiplying the U.S. federal statutory rate of 21% by income before income taxes) as a result of the following (in thousands):

	For the year ended December 31,
	2024		2023		2022
	Amount	Rate	Amount	Rate	Amount	Rate
Income before income tax expense	283,666		551,419		783,104
Tax expense at statutory tax rate	$59,570	21.0%	$115,798	21.0%	$164,452	21.0%
Effect of:
Executive compensation limitation	4,595	1.6%	3,548	0.6%	3,659	0.5%
Foreign-derived intangible income deduction	(12,118)	(4.3)%	(26,077)	(4.7)%	—	—%
Percentage depletion	(14,400)	(5.1)%	(21,811)	(4.0)%	(23,638)	(3.0)%
State and local income tax, net of federal effect	2,370	0.8%	1,508	0.3%	(2,404)	(0.3)%
Marginal well tax credit	(4,943)	(1.7)%	—	—%	(87)	—%
Other	(2,011)	(0.7)%	(176)	—%	(176)	—%
Tax expense recognized	$33,063	11.7%	$72,790	13.2%	$141,806	18.1%

Deferred Taxes

Deferred income tax assets and liabilities reflect the effects of tax losses, credits, and the future income tax effects of temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Significant components of the Company's deferred income tax assets and liabilities were (in thousands):

	December 31, 2024	December 31, 2023
Deferred income tax assets:
Net operating loss and credit carryforwards	$48,804	$47,940
Inventory	8,670	2,204
Asset retirement obligations	18,114	17,900
Black lung obligations	7,793	6,134
Accrued expenses	8,861	6,259
Other	1,852	1,299
Total deferred income tax assets	94,094	81,736
Less: valuation allowance for deferred income tax assets	(44,674)	(41,016)
Net deferred income tax assets	49,420	40,720
Deferred income tax liabilities:
Prepaid expenses	(10,930)	(6,757)
Property, plant and equipment	(98,283)	(100,834)
Other	(832)	(1,806)
Total deferred income tax liabilities	(110,045)	(109,397)
Net deferred income tax liability	$(60,625)	$(68,677)

During the year ended December 31, 2023, the Company fully utilized all of its federal net operating loss ("NOL") carryforwards and general business credits. The Company has state NOL carryforwards of approximately $945.2 million, which expire predominantly on December 31, 2029 through December 31, 2035.

A company generally is allowed a deduction for federal and state NOLs against its federal and state taxable income. If a Company undergoes an “ownership change” as defined in Section 382 of the Code or similar provisions of state law, its ability to deduct federal and state NOLs against its federal or state taxable income and utilize certain other available tax attributes can be limited. While the Company does not believe an ownership change has occurred since April 1, 2016, because the rules under Section 382 are highly complex and actions of the Company's stockholders which are beyond its control or knowledge could impact whether an ownership change has occurred, the Company cannot give you any assurance that another Section 382 ownership change has not occurred or will not occur in the future. Were the Company to have undergone a subsequent ownership change prior to April 1, 2018, its federal and state NOLs would effectively be reduced to zero. An ownership change after such date would severely limit the Company's ability to utilize its federal and state NOLs and other tax attributes.

Amended Rights Agreement

On February 14, 2020, the Company adopted the Rights Agreement, which was amended on March 4, 2022 by Amendment No. 1 to the Rights Agreement and on December 8, 2023 by Amendment No. 2 (the "Rights Agreement", and as amended, the "Amended Rights Agreement"), in an effort to prevent the imposition of significant limitations due to an "ownership change" within the meaning of Section 382 of the Code on the Company's ability to utilize its current federal and state NOLs to reduce its future tax liabilities. The Company's stockholders ratified the Rights Agreement at the 2020 Annual Meeting of Stockholders and ratified the Amendment No. 1 to the Rights Agreement at the 2022 Annual Meeting of Stockholders.

The Amended Rights Agreement is intended to supplement the 382 Transfer Restrictions and is designed to serve the interests of all stockholders by preserving the availability of the Company's federal and state NOLs and is similar to plans adopted by other companies with significant federal and state NOLs.

Pursuant to the Amended Rights Agreement, one preferred stock purchase right (a “Right” or the “Rights”) was distributed to stockholders of the Company for each share of common stock of the Company outstanding as of the close of business on February 28, 2020. Initially, these Rights will not be exercisable and will trade with the shares of common stock. If the Rights become exercisable, each Right will initially entitle stockholders to buy one one-thousandth of a share of a newly created series of preferred stock designated as “Series A Junior Participating Preferred Stock” at an exercise price of $159.00 per Right. While the Amended Rights Agreement is in effect, any person or group that acquires beneficial ownership of 4.99% or more of the common stock or any existing stockholder who currently owns 5.00% or more of the common stock that acquires any additional shares of common stock (such person, group or existing stockholder, an "Acquiring Person") without approval from the Board would be subject to significant dilution in their ownership interest in the Company. In such an event, each Right will entitle its holder to buy, at the exercise price, common stock having a market value of two times the then current exercise price of the Right and the Rights held by such Acquiring Person will become void. The Amended Rights Agreement also gives discretion to the Board to determine that someone is an Acquiring Person even if they do not own 4.99% or more of the common stock but do own 4.99% or more in value of the outstanding stock, as determined pursuant to Section 382 of the Code and the regulations promulgated thereunder. In addition, the Board has established procedures to consider and approve requests to exempt certain acquisitions of the Company’s securities from the Amended Rights Agreement if the Board determines that doing so would not limit or impair the availability of the federal and state NOLs or is otherwise in the best interests of the Company and conditioned upon and subject to the satisfaction of certain continuing factual representations and covenants. The Board may redeem the Rights for $0.01 per Right at any time before any person or group triggers the Amended Rights Agreement. The distribution of the Rights is not a taxable event for stockholders of the Company and will not affect the Company’s’ financial condition or results of operations (including earnings per share).

The Rights will expire on the earliest of (i) the close of business on April 19, 2026, (ii) the time at which the Rights are redeemed as provided in the Amended Rights Agreement, (iii) the time at which the Rights are exchanged as provided in the Amended Rights Agreement, (iv) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Code, (v) the effective date of the repeal of Section 382 of the Code if the Board determines that the Amended Rights Agreement is no longer necessary or desirable for the preservation of NOLs, or (vi) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the Amended Rights Agreement.

Valuation Allowance

The Company periodically assesses whether it is more likely than not that it will generate sufficient taxable income to realize its deferred income tax assets. The Company establishes valuation allowances if it is not likely it will realize its deferred income tax assets. In making this determination, the Company considers all available positive and negative evidence and makes certain assumptions. The Company considers, among other things, scheduled reversals of deferred tax liabilities, projected future taxable income, the overall business environment, its historical financial results, the industry's historically cyclical financial results, its cumulative three-year income or loss position and potential current and future tax planning strategies.

On February 12, 2021, the Alabama Governor signed into law Alabama House Bill 170, now Act 2021-1 (the "Act"). The Act makes several changes to the state’s business tax structure. Among the provisions of the Act, is the repeal of the so-called corporate income tax “throwback rule.” That rule required all sales originating in Alabama and delivered to a jurisdiction where the seller was not subject to tax, to be included in the seller’s Alabama income tax base. Thus, prior to repeal of the throwback rule, the Company had to rely on its Alabama NOL carryforwards to shelter taxes imposed under such throwback rule. As a result of the now repealed throwback rule, effective January 1, 2021, all such sales should now be excluded from Alabama taxable income without the need to utilize Alabama NOLs. As a result of the repeal of the throwback rule, the Company determined that it is not more likely than not that the Company would have sufficient taxable income to utilize all of the Company’s Alabama deferred income tax assets prior to expiration. Therefore, at December 31, 2024, we have a valuation allowance against our state deferred income tax assets of approximately $44.7 million.

The following table shows the balance of the Company's valuation allowance and the associated activity during 2024 :

December 31, 2024
Beginning balance	$41,016
Addition - deferred income tax expense	3,658
Ending balance	$44,674

Uncertain Tax Positions

The Company has filed income tax returns in the U.S. and in various state and local jurisdictions which are routinely examined by tax authorities in these jurisdictions. Federal and state NOLs and carryforwards are subject to adjustments based on examination and the statute of limitations is currently open for all such loss and credit carryforwards. The Company had no unrecognized tax benefits or accruals for unrecognized tax benefits as of December 31, 2024 and 2023, respectively.

The Company did not record any interest or penalties associated with income taxes for years ended December 31, 2024, 2023 and 2022, respectively, but would record interest and penalties within income tax expense.